EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------

      The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, R. DOUGLAS NORBY and DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration under the Securities Act of shares of Common Stock of Mentor Graphics issued pursuant to the Plan and Agreement of Merger among Mentor Graphics, Mentor Graphics Acquisition, Inc., DQDT-TMC, Inc., DQDT-WLM, Inc., DQDT-SRP, Inc. and DQDT-RRS, Inc. dated February 29, 1996.

      This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  March 8, 1996.


                                    WALDEN C. RHINES
                                    --------------------------------------
                                    Signature of Walden C. Rhines

                                                                  EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------

      The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, R. DOUGLAS NORBY and DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration under the Securities Act of shares of Common Stock of Mentor Graphics issued pursuant to the Plan and Agreement of Merger among Mentor Graphics, Mentor Graphics Acquisition, Inc., DQDT-TMC, Inc., DQDT-WLM, Inc., DQDT-SRP, Inc. and DQDT-RRS, Inc. dated February 29, 1996.

      This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  March 8, 1996.


                                    R. DOUGLAS NORBY
                                    --------------------------------------
                                    Signature of R. Douglas Norby

                                                                  EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------

      The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, R. DOUGLAS NORBY and DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration under the Securities Act of shares of Common Stock of Mentor Graphics issued pursuant to the Plan and Agreement of Merger among Mentor Graphics, Mentor Graphics Acquisition, Inc., DQDT-TMC, Inc., DQDT-WLM, Inc., DQDT-SRP, Inc. and DQDT-RRS, Inc. dated February 29, 1996.

      This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  March 8, 1996.


                                    RICHARD TREBING
                                    --------------------------------------
                                    Signature of Richard Trebing

                                                                  EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------

      The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, R. DOUGLAS NORBY and DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration under the Securities Act of shares of Common Stock of Mentor Graphics issued pursuant to the Plan and Agreement of Merger among Mentor Graphics, Mentor Graphics Acquisition, Inc., DQDT-TMC, Inc., DQDT-WLM, Inc., DQDT-SRP, Inc. and DQDT-RRS, Inc. dated February 29, 1996.

      This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  March 9, 1996.


                                    JAMES R. FIEBIGER
                                    --------------------------------------
                                    Signature of James R. Fiebiger

                                                                  EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------

      The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, R. DOUGLAS NORBY and DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration under the Securities Act of shares of Common Stock of Mentor Graphics issued pursuant to the Plan and Agreement of Merger among Mentor Graphics, Mentor Graphics Acquisition, Inc., DQDT-TMC, Inc., DQDT-WLM, Inc., DQDT-SRP, Inc. and DQDT-RRS, Inc. dated February 29, 1996.

      This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  March 9, 1996.


                                    DAVID A. HODGES
                                    --------------------------------------
                                    Signature of David A. Hodges

                                                                  EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------

      The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, R. DOUGLAS NORBY and DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration under the Securities Act of shares of Common Stock of Mentor Graphics issued pursuant to the Plan and Agreement of Merger among Mentor Graphics, Mentor Graphics Acquisition, Inc., DQDT-TMC, Inc., DQDT-WLM, Inc., DQDT-SRP, Inc. and DQDT-RRS, Inc. dated February 29, 1996.

      This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  March 11, 1996.


                                    FONTAINE K. RICHARDSON
                                    --------------------------------------
                                    Signature of Fontaine K. Richardson

                                                                  EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------

      The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, R. DOUGLAS NORBY and DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration under the Securities Act of shares of Common Stock of Mentor Graphics issued pursuant to the Plan and Agreement of Merger among Mentor Graphics, Mentor Graphics Acquisition, Inc., DQDT-TMC, Inc., DQDT-WLM, Inc., DQDT-SRP, Inc. and DQDT-RRS, Inc. dated February 29, 1996.

      This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  March 10, 1996.


                                    JON A. SHIRLEY
                                    --------------------------------------
                                    Signature of Jon A. Shirley